Exhibit (16)(a)

TRANSAMERICA FUNDS

POWER OF ATTORNEY

I, the undersigned Trustee of Transamerica Funds (the “Trust”), hereby constitute and appoint MARIJN P. SMIT, TANÉ T. TYLER and RHONDA A. MILLS, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) each Registration Statement on Form N-14, and any and all amendments thereto, filed by the Trust with respect to the proposed reorganizations listed on Annex A, and (ii) any and all other documents and papers relating to such filings, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statements and amendments to said Registration Statements.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This Power of Attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have hereunder set my hand on this 15th day of July, 2016.

/s/ Marijn P. Smit	/s/ Russell A. Kimball, Jr.
Marijn P. Smit	Russell A. Kimball, Jr.

/s/ Sandra N. Bane	/s/ Patricia L. Sawyer
Sandra N. Bane	Patricia L. Sawyer

/s/ Leo J. Hill	/s/ John W. Waechter
Leo J. Hill	John W. Waechter

/s/ David W. Jennings	/s/ Alan F. Warrick
David W. Jennings	Alan F. Warrick

Annex A

Merging Funds	Destination Funds
Transamerica Partners High Yield Bond Transamerica Partners Institutional High Yield Bond Transamerica Partners High Yield Bond Portfolio	Transamerica High Yield Bond

Transamerica Partners Core Bond Transamerica Partners Institutional Core Bond Transamerica Partners Core Bond Portfolio	Transamerica Intermediate Bond

Transamerica Partners Government Money Market Transamerica Partners Institutional Government Money Market Transamerica Partners Government Money Market Portfolio	Transamerica Government Money Market

Transamerica Partners International Equity Transamerica Partners Institutional International Equity Transamerica Partners International Equity Portfolio	Transamerica International Equity

Transamerica Partners Small Core Transamerica Partners Institutional Small Core Transamerica Partners Small Core Portfolio	Transamerica Small Cap Core

Transamerica Partners Small Growth Transamerica Partners Institutional Small Growth Transamerica Partners Small Growth Portfolio	Transamerica Small Cap Growth

Transamerica Partners Small Value Transamerica Partners Institutional Small Value Transamerica Partners Small Value Portfolio	Transamerica Small Cap Value

Transamerica Partners Mid Growth Transamerica Partners Institutional Mid Growth Transamerica Partners Mid Growth Portfolio	Transamerica Mid Cap Growth

Transamerica Partners Mid Value Transamerica Partners Institutional Mid Value Transamerica Partners Mid Value Portfolio	Transamerica Mid Cap Value Opportunities

Transamerica Partners High Quality Bond Transamerica Partners Institutional High Quality Bond Transamerica Partners High Quality Bond Portfolio	Transamerica High Quality Bond

Transamerica Partners Inflation-Protected Securities Transamerica Partners Institutional Inflation-Protected Securities Transamerica Partners Inflation-Protected Securities Portfolio	Transamerica Inflation-Protected Securities

A-1

Merging Funds	Destination Funds
Transamerica Partners Large Core Transamerica Partners Institutional Large Core Transamerica Partners Large Core Portfolio	Transamerica Large Core

Transamerica Partners Large Growth Transamerica Partners Institutional Large Growth Transamerica Partners Large Growth Portfolio	Transamerica Large Growth

Transamerica Partners Large Value Transamerica Partners Institutional Large Value Transamerica Partners Large Value Portfolio	Transamerica Large Value Opportunities

Transamerica Partners Balanced Transamerica Partners Institutional Balanced Transamerica Partners Balanced Portfolio	Transamerica Balanced II

Transamerica Partners Stock Index Transamerica Partners Institutional Stock Index	Transamerica Stock Index

Transamerica Asset Allocation - Long Horizon

Transamerica Institutional Asset Allocation - Long Horizon

Transamerica Asset Allocation - Intermediate/Long Horizon

Transamerica Institutional Asset Allocation - Intermediate/Long Horizon

Transamerica Asset Allocation Long Horizon

Transamerica Asset Allocation - Intermediate Horizon

Transamerica Institutional Asset Allocation - Intermediate Horizon

Transamerica Asset Allocation - Short/Intermediate Horizon

Transamerica Institutional Asset Allocation - Short/Intermediate Horizon

Transamerica Asset Allocation Intermediate Horizon

Transamerica Asset Allocation - Short Horizon Transamerica Institutional Asset Allocation - Short Horizon	Transamerica Asset Allocation Short Horizon

A-2